CANCELLATION OF PROMISSORY NOTES

AND

STOCK POWER

THE UNDERSIGNED, in connection with the memorialization of the joint venture between the undersigned parties, hereby acknowledge and agree to the following:

(a)

All promissory notes entered into by and between any of the undersigned parties (the “Notes”) are permanently cancelled, and, subject to paragraph (b) below, all payments obligations are hereby fully satisfied.

(b)

As full and complete payment of the Notes, Dourave Mineracao e Exploracao Mineral Ltda., an entity organized under the laws of Brazil (“Dourave Brazil”), hereby assigns, conveys, delivers, and transfers, by it signature below, one-third (1/3rd) of the issued and outstanding shares of capital stock (the “Shares”) which Dourave Brazil owns in Dourave-Bullion Mineracao e Exploracao Mineral LTDA., a business entity organized under the laws of Brazil (the “Subsidiary”) to Bullion Monarch Mining, Inc., a Utah corporation.  Dourave country-regionplaceBrazil does hereby irrevocably constitute and appoint the current, respective officers of the Subsidiary as attorneys-in-fact to transfer said Shares on the books and records of the Subsidiary, with full power of substitution in the premises.

DATED this 29th day of June, 2010.

DOURAVE MINERACAO E EXPLORACAO MINERAL LTDA., a business entity organized under the laws of country-regionBrazil and the state of placePara By:/s/Sergio Aquino Name: Sergio Aquino Title: Director

Dourave Mining and Exploration Inc.,

a corporation organized under the laws of country-regionplaceCanada

By:/s/Ruari McKnight

Name:  Ruari McKnight

Title:  Director / VP Exploration

BULLION MONARCH MINING, INC., a StateplaceUtah corporation

By:/s/R. Don Morris

Name:  R. Don Morris

Title:  President

DOURAVE-BULLION, LLC, a StateplaceUtah limited liability company

By:/s/R. Don Morris

R. Don Morris

Title: Manager